UNIROYAL TECHNOLOGY CORPORATION
                                    Suite 900
                             Two North Tamiami Trail
                             Sarasota, Florida 34236



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The Annual Meeting of Stockholders of Uniroyal Technology Corporation will be held at the University Club, 1 West 54th Street, New York, New York, on March 10, 2000 at 9:30 a.m., Eastern Standard Time, for the following purposes:

         1. To elect eight directors for a term of one year, to be elected by holders of common stock;

         2. to consider and take action upon the ratification of the selection of Deloitte & Touche LLP to serve as the independent public accountants for the Company for the fiscal year ending October 1, 2000;

         3. to approve the 2000 Stock Plan for key employees and directors of the Company; and

         4. to transact such other business as may properly come before the meeting and any adjournment of the meeting.

         The Board of Directors has fixed the close of business on January 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, on and after February 29, 2000, during ordinary business hours at the office of the Secretary of the Company, Two North Tamiami Trail, Suite 900, Sarasota, Florida.

         WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IN THE UNITED STATES. PROMPT RETURN OF THE PROXY WILL ASSURE A QUORUM AND SAVE THE COMPANY UNNECESSARY EXPENSE.

                                OLIVER J. JANNEY
                                    Secretary
Dated: January 24, 2000

1

                         UNIROYAL TECHNOLOGY CORPORATION
                                    Suite 900
                             Two North Tamiami Trail
                             Sarasota, Florida 34236




                                 PROXY STATEMENT




         This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Uniroyal Technology Corporation, a Delaware corporation (the "Company"), on or about January 24, 2000 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on March 10, 2000 at 9:30 a.m., Eastern Standard Time, at the University Club, 1 West 54th Street, New York, New York, and any adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing a proxy bearing a later date, or (iii) appearing at the meeting, giving notice of revocation of the proxy and voting in person.

         Unless otherwise specified, all shares represented by effective proxies will be voted by the proxy holder in favor of (i) the eight nominees as directors; (ii) ratification of the selection of Deloitte & Touche LLP to serve as the independent public accountants for the Company for the fiscal year ending October 1, 2000; and (iii) adoption of the Restricted Stock Grant Plans for key employees and for directors of the Company. The Board of Directors does not know of any other business to be brought before the meeting, but, as to any such other business, proxies will be voted upon any such matters in accordance with the judgment of the person or persons acting under the proxies.

         The cost of soliciting proxies will be borne by the Company. Original solicitation of proxies by mail may be supplemented by telephone or telegram, by personal solicitation by directors, officers or other regular employees of the Company, who will not receive additional compensation for such services; the cost of any such solicitation is expected to be nominal. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

         Only holders of record of outstanding shares of the Common Stock, $.01 par value per share ("Common Stock"), of the Company at the close of business on January 17, 2000, are entitled to notice of, and to vote at the meeting. Each stockholder is entitled to one vote for each share held on the record date. There were 11,074,154, shares of Common Stock outstanding and entitled to vote on January 17, 2000.

         When a quorum is present at the meeting, the vote of the holders of a majority of the stock having voting power present in person or by proxy shall decide the action proposed on each matter listed in the accompanying Notice of Annual Meeting of Stockholders except the election of directors, who are elected by a plurality of all votes cast. Abstentions and broker "non-votes" will be counted as present in determining whether the quorum requirement is satisfied. A "non-vote" generally occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary powers as to such proposal. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "For" or "Against" or abstain from voting, will be counted for purposes of determining whether a quorum is present. Abstentions from voting by stockholders and broker "non-votes" are not counted for purposes of determining whether a proposal has been approved.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 30, 1999, by (a) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, (b) all directors and nominees, (c) the Chief Executive Officer and the other four most highly compensated executive officers of the Company and
(d) all directors and executive officers of the Company as a group:

2

                              At November 30, 1999
                                                                                              Common Stock

Name and Address of Beneficial Owner (1)   Number of Shares Owned (2)     Percent of Class(3)
--------------------------------------   -----------------------        -----------------

Dr. Thomas J. Russell                      1,789,205                   15.06%
  2 N. Tamiami Trail, Suite 1200
  Sarasota, FL 34236


Enforcement Counsel for Superfund          1,181,668                    9.95%
 United States Environmental
          Protection Agency
  401 M Street, N.W., Mail Code LE 134-5
  Washington, D.C. 20460

Dimensional Fund Advisors I                  685,100                    5.77%
  1299 Ocean Avenue
  Santa Monica, CA 90401

Howard R. Curd                             1,297,016(4)                10.65%
John A. Porter                               809,994(5)                 6.79%
Robert L. Soran                              426,809(6)                 3.51%
George J. Zulanas, Jr.                       314,428(7)                 2.61%
Roland H. Meyer                              207,035(8)                 1.73%
Oliver J. Janney                             155,555(9)                 1.30%
Martin J. Gutfreund                          110,751(10)                 (11)
Richard D. Kimbel                            104,900(12)                 (11)
Curtis L. Mack                                49,906(13)                 (11)
Peter C.B. Bynoe                              38,970(14)                 (11)
Thomas E. Constance                           27,273(13)                 (11)

All directors and executive officers of the
Company  as a group                        3,542,637(15)               29.37%

3

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "S.E.C.") and the Nasdaq National Market. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by S.E.C. regulations to furnish the Company with copies of all reports that they file with the S.E.C. pursuant to Section 16(a) of the Exchange Act. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1999 its officers, directors and beneficial owners of more than ten percent of the Common Stock complied with all applicable Section 16(a) filing requirements, except that each of the directors, except Thomas E. Constance and Curtis L. Mack, filed late one report of an exercise of stock options, and Thomas J. Russell, a beneficial owner of more than ten percent of the Common Stock, filed an Annual Statement of Changes in Beneficial Ownership late.


                              ELECTION OF DIRECTORS
Nominees for Director

====================================================================================================================
NAME                          AGE       POSITION                              DIRECTOR SINCE
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------
Peter C.B. Bynoe               48        Director                              1992
--------------------------------------------------------------------------------------------------------------------
Thomas E. Constance            63        Director                              1998
--------------------------------------------------------------------------------------------------------------------
Howard R. Curd                          Chairman of the Board, Chief
                               60       Executive Officer and Director         1992
--------------------------------------------------------------------------------------------------------------------
Richard D. Kimbel              55       Director                               1992
--------------------------------------------------------------------------------------------------------------------
Curtis L. Mack                 57       Director                               1992
--------------------------------------------------------------------------------------------------------------------
Roland H. Meyer                72       Director                               1992
--------------------------------------------------------------------------------------------------------------------
John A. Porter                 56       Director                               1994
--------------------------------------------------------------------------------------------------------------------
Robert L. Soran                         President, Chief Operating Officer
                               56       and Director                           1993
--------------------------------------------------------------------------------------------------------------------

4

         Peter C.B. Bynoe is Chairman of the Audit Committee and a member of the Executive Committee of the Board of Directors. Mr. Bynoe is Chairman of Telemat Ltd., a project management and financial services consulting firm he founded. He is also a partner in the law firm of Piper Marbury Rudnick &
Wolfe. Mr. Bynoe also formerly served as the Executive Director of the Illinois Sports Facilities Authority, a joint venture of the City of Chicago and the State of Illinois created to build a new Comiskey Park for the Chicago White Sox. Mr. Bynoe is also a director of Blue Chip Broadcasting Co., which owns approximately 17 radio stations in the Midwest. Mr. Bynoe was formerly the co-owner and Managing General Partner of the National Basketball Association's Denver Nuggets. Mr. Bynoe is also an Overseer of Harvard University.

         Thomas E. Constance is a member of the Compensation, Option, Trust Fund and Executive Committees of the Board of Directors. Mr. Constance is a Senior Partner of Kramer, Levin, Naftalis & Frankel, a law firm in New York City. He was a partner of Shea & Gould from 1971 to 1994 and served as Chairman of the Executive Committee of that firm. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Boards of Barrington Capital, L.P. and Atwood Richards Inc.

         Howard R. Curd was appointed Chief Executive Officer of the Company as of September 21, 1992. Mr. Curd is also a member of the Executive Committee of the Board of Directors. Mr. Curd is also a director of KeySpan Energy Corporation.

         Richard D. Kimbel, MBA, is a member of the Audit, Compensation, Trust Funds and Executive Committees of the Board of Directors. Mr. Kimbel had been employed as an engineer by certain predecessors of the Company and the Company from 1962 until June 1994; he served as Manager of Human Resources for the Ensolite and Uniroyal Adhesives and Sealants divisions of the Company from June 1994 until June 1997. Mr. Kimbel is currently a special projects consultant to the Company. From 1983 to 1986 and from 1989 to June 1994, Mr. Kimbel was President of the United Rubber Workers, Local 65. Mr. Kimbel also served as an executive board officer of the United Rubber Workers International Union from 1984 to 1987.

         Curtis L. Mack is Chairman of the Trust Funds Committee and a member of the Executive Committee of the Board of Directors. Mr. Mack is an attorney specializing in labor law. Mr. Mack is currently a partner in the law firm of McGuire, Woods, Battle & Boothe. Mr. Mack was formerly a partner in Mack, Haygood & McLean, a law firm based in Atlanta, Georgia, from 1994 to 1999 and was before that a partner in Mack & Bernstein, a law firm based in Atlanta, Georgia, from 1983 to 1994. Mr. Mack taught labor and employment law at the University of Florida Law School in 1973-1974; he was General Counsel of the Florida Public Employees Relations Commission from 1974 to 1975, and he was Chairman of the Agency from 1975 to 1976; from 1976 to 1981 he was Regional Director of the National Labor Relations Board in Atlanta, Georgia. Presently Mr. Mack is an adjunct professor at the University of Michigan Law School, and also serves on the Advisory Board to the School of Social Science at Michigan State University. Mr. Mack has served as Special Assistant Attorney General for the State of Georgia since 1989 and as Chairman of the Human Relations Commission of the City of Atlanta since 1989.

         Roland H. Meyer is Chairman of the Compensation Committee and the Option Committee and a member of the Executive Committee of the Board of Directors. Mr. Meyer was elected Vice Chairman of American National Can Company, a leading manufacturer of metal, glass and plastic packaging products, in 1987. He was elected Chief Operating Officer of American National Can in 1988 and President in 1989. Mr. Meyer served as President and Chief Operating Officer of American National Can until his retirement in June 1992. Mr. Meyer was a director of Allied Van Lines from 1987 to 1992 and was a director and Vice Chairman of the Can Manufacturers Institute, Inc. from 1985 to 1994. Mr. Meyer is currently a director of American National Can and is a member of American National Can's Executive Committee. Mr. Meyer also served for various periods as a director of certain subsidiaries of American National Can. Mr. Meyer is also a director, Vice Chairman and Chairman of the Executive Committee of First Commercial Bank of Tampa and a director of the Catholic Education Foundation, Inc. of the Diocese of St. Petersburg, Florida.

         John A. Porter is a member of the Audit and Executive Committees of the Board of Directors. Mr. Porter is a director of MCI Worldcom Inc., one of the largest telecommunications companies in the United States. He was Chairman of the Board of Directors of LDDS Communications, Inc. ("LDDS") from 1988 until its merger with Metromedia Communications in 1993 and was Vice Chairman of the Board from 1993 to 1997. He served as President and Chief Executive Officer of Telephone Management Corporation from 1987 until it was acquired by LDDS in August 1988. Mr. Porter also serves as Chairman of the Board of Directors and Chief Executive Officer of Phillips & Brooks/Gladwin, Inc., a manufacturer of pay telephone enclosures and equipment; Chairman of the Board of Directors and Chief Executive Officer of Industrial Electric Manufacturing Inc. a manufacturer of electrical power distribution products; and a director of Inktomi Corporation. Mr. Porter was previously the President and sole shareholder of P.M. Restaurant Group, Inc., which filed a petition under Chapter 11 of the U.S. Bankruptcy Code in March 1995. Subsequent to March 1995, Mr. Porter sold all of his shares in P.M. Restaurant Group, Inc.

5

         Robert L. Soran was elected President and Chief Operating Officer of the Company as of September 21, 1992. Mr. Soran is also a member of the Executive Committee of the Board of Directors. Mr. Soran was President and Chief Executive Officer of Tropicana Products Inc., a fruit beverage processor ("Tropicana"), from 1986 until September 1991.

         The Board of Directors held six meetings during fiscal 1999. The average attendance by directors at these meetings was over 95%, and all incumbent nominees attended at least 75% of the Board and committee meetings that they were scheduled to attend.

         Among the committees of the Board of Directors are an Audit Committee, a Compensation Committee, an Executive Committee, an Option Committee and a Trust Funds Committee. The Board of Directors does not have a Nominating Committee.

         The Audit Committee recommends to the Board the selection of independent accountants to audit the annual financial statements of the Company, reviews the annual financial statements and meets with the Company's Chief Financial Officer and independent accountants to review the scope and results of the audit of the financial statements and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee has also reviewed periodically the Company's management of Year 2000 issues. During fiscal 1999 the Audit Committee met five times. The members of the committee are Messrs. Bynoe (Chairman), Kimbel and Porter.

         The Compensation Committee reviews management's recommendations with respect to salary and incentive compensation of executive officers and other key employees, as well as the Company's benefit plans and arrangements other than Stock Option Plans, and makes recommendations to the Board with respect to such plans. During fiscal 1999 the Compensation Committee met once. The members of the Compensation Committee are Messrs. Meyer (Chairman), Constance and Kimbel.

         The Option Committee administers all of the stock option plans of the Company. The members of the Option Committee are Messrs. Meyer (Chairman) and Constance. The Option Committee met twice during fiscal 1999.

         The Trust Funds Committee reviews the Company's handling of trust funds under its employee benefits plans. During fiscal 1999 the Trust Funds Committee met once. The members of the Trust Funds Committee are Messrs. Mack (Chairman), Constance and Kimbel.

Compensation of  Directors

         Each director who is not an officer of the Company receives an annual fee (the "Annual Retainer Fee") of $25,000, plus $1,000 for each meeting of the Board of Directors attended, $2,500 per annum for service on a committee (except the chairman of a committee, who receives $3,000 per annum) and $500 to $1,000 for each committee meeting attended, depending upon whether the committee meeting is held in conjunction with a meeting of the Board of Directors, independent of a meeting of the Board of Directors or by teleconference. Each director receives reimbursement of his expenses incurred in attending each meeting of the Board of Directors or of a committee.

         Directors who are not officers of the Company may elect to apply up to the entire amount of their Annual Retainer Fees and committee retainer fees in exchange for options to purchase Common Stock pursuant to the 1992 Non-Qualified Stock Option Plan (the "1992 Non-Qualified Plan"). The 1992 Non-Qualified Plan provides that Common Stock underlying each option issued pursuant to such Plan may be purchased for 100% of the market price of the Common Stock on the date of grant. Although the amount of the Annual Retainer Fee is initially paid for the option, such amount also constitutes 50% of the consideration payable for the underlying Common Stock. When the Director exercises the option, the additional 50% of the purchase price of the Common Stock must be paid in cash by the Director. If the Director does not timely exercise the option to purchase the Common Stock, the Annual Retainer Fee applied to acquire the option will be forfeited by the Director. In addition, each director of the Company has received options to purchase shares of Common Stock under the 1995 Non-Qualified Stock Option Plan (the "1995 Non-Qualified Plan"). No director who is not an officer of the Company may receive options to purchase more than an aggregate of 30,000 shares of Common Stock in any calendar year under all of the Company's Stock Option Plans.

Compensation Committee Interlocks and Insider Participation

         Mr. Kimbel, who serves as a member of the Compensation Committee, has been employed by the Company and certain of its predecessor companies since 1962. Mr. Kimbel was employed as an engineer by certain of such predecessor companies and the Company from 1962 until June 1994, when he became Manager of Human Resources for the Ensolite and Uniroyal Adhesives and Sealants divisions of the Company; he is currently a consultant to the Company on special projects.

         No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

6


Executive Officers of the Company

         Officers of the Company are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Any officer of the Company may be removed, pursuant to the Company's By-Laws, with or without cause, by a vote of a majority of the entire Board of Directors. Any officer of the Company may resign at any time upon notice to the Company. The following table sets forth the name, age and position of each executive officer of the
Company:

====================================================================================================================
NAME                                  AGE                 POSITION
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
Howard R. Curd                         60        Chairman of the Board of Directors and
                                                 Chief Executive Officer
--------------------------------------------------------------------------------------------------------------------
Robert L. Soran                        56        Director, President and Chief Operating Officer
--------------------------------------------------------------------------------------------------------------------
George J. Zulanas, Jr.                 55        Vice President, Chief Financial Officer and
                                                 Treasurer
--------------------------------------------------------------------------------------------------------------------
Oliver J. Janney                       53        Vice President, General Counsel and Secretary
--------------------------------------------------------------------------------------------------------------------
Martin J. Gutfreund                    58        Vice President, Human Resources and
                                                 Administration
--------------------------------------------------------------------------------------------------------------------

         The business experience of Messrs. Curd and Soran is described above under "Election of Directors - Nominees for Director".

         Messrs. Zulanas, Janney and Gutfreund were elected to the positions set forth above as of September 21, 1992.


                       COMPENSATION OF EXECUTIVE OFFICERS

                      Report of the Compensation Committee


Role of the Compensation Committee

         As was earlier described in the section on committees of the Board of Directors, the Compensation Committee is responsible for administering the compensation program for the executive officers of the Company.


Compensation Philosophy

         The Company's compensation philosophy with respect to the compensation of the Company's executive officers consists of the following core principles:

7

         o Base salary should be competitive in order to attract, retain and motivate well-qualified executives.
         o Incentive compensation should be directly related to achieving specified levels of corporate financial performance. A significant part of the executive officers' compensation should be at risk, based upon the success of the Company.
         o Long-term stock ownership of the Company's Common Stock by the Company's executive officers creates a valuable link between the Company's management and stockholders. Stock ownership gives management strong incentives to properly balance the need for short-term profits with long-term goals and objectives and to develop strategies that build and sustain stockholder returns.


Executive Compensation Program

         The Company's executive compensation program contains three components which are intended to reflect the Company's compensation philosophy.


         Base Salary. Base salary and adjustments to base salary are set by employment agreements with Messrs. Curd, Soran, Zulanas and Janney. The base salaries for executive officers are targeted at the upper quartiles of the competitive market. For this purpose, the Compensation Committee reviews and considers the salary ranges of executive officers in comparable positions at companies comparable to the Company in various industries. The Compensation Committee's practice is to review the base salary of each executive officer annually, at which time the executive officer's base salary may be increased beyond the contractually mandated incremental increases based upon the executive officer's individual performance and contributions to the Company. The Committee has not made any such increase in the past.


         Annual Bonus. The Company's executive officers, as well as a number of other key employees of the Company, are eligible for an annual cash bonus pursuant to the Company's Management Incentive Plan (the "MIP"). Target annual bonus amounts for the executive officers are established at the beginning of the fiscal year by the Compensation Committee. For this purpose, the Compensation Committee reviews and considers bonus amounts awarded to officers of companies in comparable positions in various industries comparable in size to the Company and also considers Company performance and the achievement of each executive officer in his area of responsibility and the resulting contribution to overall corporate performance. Total payments into the MIP Plan for all participants, including executive officers, were approximately $1,200,000 for fiscal 1995, approximately $687,000 for fiscal 1996, approximately $1,680,000 for fiscal 1997, approximately $1,948,000 for fiscal 1998, and approximately $1,955,000 for fiscal 1999. Under the MIP the Compensation Committee has discretion to adjust an individual's actual bonus payment from the amount that would otherwise be payable under the formula, subject to approval by the full Board of Directors.


         Long Term Incentives. The executive officers of the Company and 36 other current members of management and other key employees have been granted and currently hold stock options pursuant to the Company's 1992 Stock Option Plan (the "1992 Stock Option Plan"). In addition, eight current members of management and other key employees have been granted and currently hold options under the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan"). The 1992 Stock Option Plan and 1994 Stock Option Plan are intended to provide opportunities for stock ownership by management and other key employees, which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the stockholders of the Company. In addition, the executive officers have purchased stock on their own as a demonstration of their commitment to the Company. Stock options granted under the 1992 and 1994 Stock Option Plans have exercise prices equal to the fair market value of the Company's Common Stock on the dates of grant. The stock options have a ten-year term, except certain stock options granted for three-year terms. A deferred compensation plan was instituted for the executive officers in fiscal 1995; this improves the Company's short-term cash flow. A split-dollar life insurance plan was also instituted, to facilitate executive officers' saving for retirement. Effective October 1, 1998, the Board of Directors approved a defined contribution retirement plan for certain executives; benefits under such plan are conditional on an executive's being employed by the Company until retirement. On October 26, 1999, the Board of Directors approved a stock grant plan for directors and key employees, including the executive officers; the plan is subject to approval by the stockholders.


         Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which became effective in 1994, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and each of the four other most highly compensated executive officers. Certain exceptions are provided for non-discretionary, performance-related compensation. The Compensation Committee considers it unlikely that the compensation level of any executive officer in 2000 would exceed the limit under Section 162(m). The Compensation Committee will review the effects of Section 162(m), from time to time, as it reviews changes in the design of compensation plans, to the extent it deems appropriate.

Chief Executive Officer's Performance

         The Compensation Committee has reviewed the compensation of the Chief Executive Officer and has found the level appropriate in comparison with persons holding similar positions in comparable companies and in light of favorable developments at the Company during fiscal 1999, including the following: increase in the Company's sales by ongoing operations by 4.5 percent, financing of approximately $25 million of the cost of the construction of the Tampa, Florida facility for the Uniroyal Optoelectronics joint venture and constructing the facility and hiring a professional team to operate the joint venture, continuation of the acquisition program to increase earnings and broaden the product mix, completion of divestiture of the automotive coated fabrics business, modernization and consolidation of the Polycast division from five plants to three, expansion of the Royalite's capacity through capital expenditures and increasing the visibility of the Company's common stock in the market. All of these developments have contributed to an increase in the price of the Company's stock by 5% during the 1999 fiscal year.

         ROLAND H. MEYER, CHAIRMAN
         THOMAS E. CONSTANCE
         RICHARD D. KIMBEL

8

                           Summary Compensation Table

         The following table sets forth the cash and other compensation paid by the Company in respect of the fiscal year ended September 26, 1999, to the Chief Executive Officer and the other four most highly compensated officers of the Company. Certain of the executive officers of the Company also received certain other compensation, including automobile allowances. The amount of such other compensation received by each of these officers was less than the lesser of $50,000 or 10% of his respective cash compensation as set forth in the Salary and Bonus columns of this table.

9

----------------------------------------------------------------------------------------------------------------===================
                                                                                                                      LONG-TERM
                                                                                                                     COMPENSATION
                                                            ANNUAL COMPENSATION                                         AWARDS
----------------------------------------------------------------------------------------------------------------==================
=====================================  =============  ================  ===============  =======================  ================

                                                                                                 Other                 Securities
                                                      Salary             Bonus            Annual Compensation     Underlying Options
Name and Principal Position            Fiscal Year      ($)               ($)                     ($)                      (#)
=====================================  =============  ================  ===============  =======================  =================

=====================================  =============  ================  ===============  =======================  =================

Howard R. Curd
Chairman of the  Board and Chief
Executive  Officer                         1999       559,373           500,000          9,639                    17,500
                                           1998       550,262           500,000          6,461                    184,053
                                           1997       538,805           301,165          3,818                    81,755
=====================================  ============== ================  ===============  =======================  ================

Robert L. Soran
President & Chief                      1999           460,030           400,000          5,205                    17,500
Operating Officer                      1998           452,219           350,000          3,488                    168,242
                                       1997           442,712           247,454          2,061                    66,275
=====================================  =============  ================  ===============  =======================  ================

George J. Zulanas, Jr.
Vice President,
Chief Financial Officer & Treasurer    1999           232,936           180,000          4,279                    0
                                       1998           228,971           180,000          2,868                    97,432
                                       1997           224,158           125,293          1,695                    46,010
=====================================  =============  ================  ===============  =======================  ================

Oliver J. Janney
Vice President,
General Counsel &                      1999           227,686           175,000          2,945                    0
Secretary                              1998           223,977           175,000          1,974                    81,621
                                       1997           219,314           122,585          1,167                    30,530
=====================================  =============  ================  ===============  =======================  ================

Martin J. Gutfreund
Vice President,                        1999           135,976           95,014           3,012                    0
Human Resources and  Administration    1998           145,409           95,014           2,088                    12,500
                                       1997           120,000           67,074           1,317                    0
=====================================  =============  ================  ===============  =======================  ================

10

         The Company has a salary administration program and the MIP for certain management employees. The Board of Directors will consider any changes in compensation for executive officers, including changes to the salary administration program and the MIP, except for adjustments required pursuant to employment agreements.

11


Compensation Pursuant to Other Programs; Stock Option Plan

         In addition to the salary administration program and MIP, in order to retain and attract quality management, the Company maintains a compensation program that includes stock option plans, a stock grant plan (subject to approval by the Company's stockholders at the 2000 annual meeting) and benefit programs such as disability and health insurance and death benefits. Stock options for key employees are granted by the Option Committee, and the Compensation Committee reviews the other benefit programs. The Option Committee has delegated to the Vice President, Human Resources and Administration the authority to grant limited stock options to key employees other than executive officers following written approval by the Chief Executive Officer and the Chief Operating Officer of the Company.
         The options granted in the last fiscal year to the Chief Executive Officer and the four most highly compensated executive officers of the Company other than the Chief Executive Officer are set forth in the following table:











                        OPTION GRANTS IN LAST FISCAL YEAR

12

==================================================================================================================================
                                                                                          Potential Realizable Value at
                                                                                          Assumed Annual Rates of Stock
                                                                                          Price Appreciation for Option
                                            Individual Grants                                         Term
==================================================================================================================================
=============================  ==============  ======================  =============  =============  ===============  =============

                                Number of
                                Securities
                                Underlying      % of Total Options      Exercise
                                Options         Granted to Employees    Price          Expiration     5%               10%
Name                            Granted         in Fiscal Year          ($/Share)      Date           ($)              ($)
==============================  ==============  ======================  =============  =============  ===============  ============
==============================  ==============  ======================  =============  =============  ===============  ============


Howard R. Curd
                                17,500          30%                     $8.0625        3/31/02            22,240       46,702
==============================  ==============  ======================  =============  =============  ===============  ============

Robert L. Soran
                                17,500          30%                     $8.0625        3/31/02         22,240          46,702
==============================  ==============  ======================  =============  =============  ===============  ============

13


                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                      AND

                                         FISCAL YEAR END OPTION VALUES



         ============================== ============== ================ ========================== ============================

                                                                          Number of Securities        Value of Unexercised
                                        Shares                           Underlying Unexercised      In-the-Money Options at
                                        Acquired in    Value Realized   Options at September 26,   September 26,199916
                                        Exercise (#)   ($)                        1999                         ($)
         ============================== ============== ================ ========================== ============================
         ============================== ============== ================ ========================== ============================

                     Name                                                    Exercisable/                Exercisable/
                                                                             Unexercisable               Unexercisable
         ============================== ============== ================ ========================== ============================
         ============================== ============== ================ ========================== ============================

                Howard R. Curd             263,588         726,694           97,920/227,255              631,967/448,067
         ============================== ============== ================ ========================== ============================

                Robert L. Soran            10,000          16,500            296,765/205,252            2,117,722/386,936
         ============================== ============== ================ ========================== ============================

            George J. Zulanas, Jr.            0               0              261,402/115,836            1,172,799/238,439
         ============================== ============== ================ ========================== ============================

               Oliver J. Janney            81,533          316,033            50,241/94,013              477,485/177,308
         ============================== ============== ================ ========================== ============================

              Martin J. Gutfreund             0               0               68,181/12,500              449,029/14,063
         ============================== ============== ================ ========================== ============================

14



CERTAIN TRANSACTIONS

         Transactions with Directors

         Thomas E. Constance, a director of the Company, is a Senior Partner of the law firm of Kramer, Levin, Naftalis & Frankel, which performed legal services for the Company during fiscal 1999.

         Agreements with Executives

         Mr. Curd, Chairman of the Board and Chief Executive Officer of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement provides for a base salary of $480,300. Mr. Curd's base salary is subject to adjustment annually during the term of the agreement based on changes in the U.S. Consumer Price Index for all Urban Consumers, U.S. City Average (the "CPI"). Pursuant to this provision, Mr. Curd's base salary was increased by 2.13%, effective September 1, 1999. Mr. Curd is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year. Mr. Curd's employment agreement provides for a three-year base term subject to automatic one-year extensions on each anniversary date of the agreement unless such agreement is terminated by either party. In addition, Mr. Curd is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to two years' salary as severance upon termination of his employment by the Company.

         Mr. Soran, President and Chief Operating Officer of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement is for a two-year term subject to automatic annual one-year extensions on each anniversary date of the agreement unless such agreement is terminated by either party. Mr. Soran's employment agreement provides for a base salary of $395,000. Mr. Soran's base salary is subject to adjustment annually during the term of the agreement based on changes in the CPI. Pursuant to this provision, Mr. Soran's base salary was increased by 2.13%, effective September 1, 1999. Mr. Soran is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year, as determined by the Board of Directors. In addition, Mr. Soran is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to one year's salary as severance upon termination of his employment by the Company.

         Mr. Zulanas, Vice President, Treasurer and Chief Financial Officer of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement is for a two-year term subject to annual one-year automatic extensions on each anniversary date of the agreement unless such agreement is terminated by either party. Mr. Zulanas' employment agreement provides for a base salary of $200,000. Mr. Zulanas' base salary is subject to adjustment annually during the term of the agreement based on changes in the CPI. Pursuant to this provision, Mr. Zulanas' base salary was increased by 2.13%, effective September 1, 1999. Mr. Zulanas is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year, as determined by the Board of Directors. In addition, Mr. Zulanas is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to one year's salary as severance upon termination of his employment by the Company.

15

         Mr. Janney, Vice President, Secretary and General Counsel of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement provides for a base salary of $195,500. Mr. Janney's base salary is subject to adjustment annually during the term of the agreement based on changes in the CPI. Pursuant to this provision, Mr. Janney's base salary was increased by 2.13%, effective September 1, 1999. Mr. Janney is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year. Mr. Janney's employment agreement provides for a two-year base term subject to automatic one-year extensions on each anniversary date of the agreement unless such agreement is terminated by either party. In addition, Mr. Janney is entitled to receive his base salary for the balance of the term of the agreement plus an amount equal to one year's salary as severance upon termination of his employment by the Company.


STOCK PERFORMANCE GRAPH

         The following table is a comparison of the five-year cumulative total return among the Company, the Standard & Poor's 500 Composite Index and the Standard & Poor's Chemical Index.


                            TOTAL SHAREHOLDER RETURNS

================================ ===================================================================================
                                                              ANNUAL RETURN PERCENTAGE
                                                                    Years Ending
================================ ===================================================================================
================================ ================== =============== ================ ============== ================
         Company/Index               Sept. 95          Sept. 96        Sept. 97        Sept. 98        Sept. 99
================================ ================== =============== ================ ============== ================
-------------------------------- ------------------ --------------- ---------------- -------------- ----------------
   Uniroyal Technology Corp.           36.19            -21.88           48.00          100.00           5.41
-------------------------------- ------------------ --------------- ---------------- -------------- ----------------
         S&P 500 Index                 29.74             20.33           40.45            9.05           27.8
-------------------------------- ------------------ --------------- ---------------- -------------- ----------------
  Chemicals (Specialty) - 500
                                       28.59              7.74           12.97          -21.36           21.1
-------------------------------- ------------------ --------------- ---------------- -------------- ----------------

============================== ============= =======================================================================
                               Base                                     INDEXED RETURNS
                               Period                                     Years Ending
============================== ============= =======================================================================
============================== ============= ============== ============= ============= ============= ==============
        Company/Index            Sept.94        Sept.95       Sept.96       Sept.97       Sept.98        Sept.99
============================== ============= ============== ============= ============= ============= ==============
------------------------------ ------------- -------------- ------------- ------------- ------------- --------------
  Uniroyal Technology Corp.
                                 100            136.19         106.40          157.47        314.95        331.97
------------------------------ ------------- -------------- ------------- ------------- ------------- --------------
  S&P 500 Index                  100            129.74         156.12          219.27        239.11        305.59
------------------------------ ------------- -------------- ------------- ------------- ------------- --------------
  Chemicals (Specialty) - 500
                                 100            128.59         138.55          156.52        123.09        149.06
------------------------------ ------------- -------------- ------------- ------------- ------------- --------------

Source:  Standard & Poor's Compustat

This comparison of five-year cumulative returns assumes that $100 was invested on September 28, 1994 in Common Stock, the S&P 500 Composite Index and the S&P Chemicals (Specialty) Index. No dividends were paid on the Common Stock.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The  Board  of  Directors  has  selected   Deloitte  &  Touche  LLP as
independent public accountants for the Company for the fiscal year ending October 1, 2000, subject to approval by the stockholders. The Board of Directors recommends that such appointment be ratified.

         Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

                           ADOPTION OF 2000 STOCK PLAN

         On October 26, 1999, the Board of Directors adopted the 2000 Stock Plan for key employees and directors (the "Plan") in the form attached hereto as Exhibit A. The Plan offers key employees an incentive to purchase additional stock of the Company. Under the Plan, each key employee is set a goal of spending a percentage of the sum of the individual's base salary plus Management Incentive Plan potential payment each year. To the extent that each participant achieves the goal, the Company will issue to the participant shares of restricted common stock of the Company that equal 25% of the shares purchased by the individual. As an additional incentive, such restricted shares may be issued on up to 150% of the goal. Under the Plan each director will be set a goal of spending $25,000 on common stock of the Company and on reaching the goal in any fiscal year, would receive restricted shares of the common stock of the Company totaling 25% of shares purchased by such director, up to a total of 150% of the goal.

         It is anticipated that one third of the shares issued under the Plan will cease to be restricted in each year or, in the alternative, one-third of each grant will vest on each anniversary of the grant. The Company has no obligation to register shares covered by either of the Plan under the Securities Act of 1933. The Company may require each person receiving restricted stock under the Plan to give a representation in writing that such key employee or director is acquiring the restricted shares for his or her own account for investment and not with a view to or for sale in connection with distribution of any portion thereof.

         The Board of Directors reserves the right to amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law.

         The Plan will be effective if and when approved by a majority of the Company's stockholders at the 2000 annual meeting or any adjournment thereof.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         Management of the Company knows of no matters other than those stated above which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment.


                              STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the 2001 annual meeting must be forwarded in writing and received at the principal executive offices of the Company not later than November 13, 2000, directed to the attention of the Secretary, for consideration for inclusion in the Company's proxy statement for the Annual Meeting of Stockholders to be held in 2001. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                             OLIVER J. JANNEY
                                Secretary

January 24, 2000

Footnotes to beneficial stock ownership table:

1 The address for all directors and executive officers is c/o the Company, Two North Tamiami Trail, Suite 900, Sarasota, Florida 34236.

2 Information contained in the table reflects "beneficial ownership" as defined in Rule 13d-3 under the Securities Exchange Act of 1934. This table is based on information supplied by directors, officers and beneficial owners of ten percent or more of the Common Stock, Forms 13D and 13G filed with the Securities and Exchange Commission by beneficial owners of 5% or more of the Common Stock and information published by the Nasdaq National Market. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

3 Applicable percentages are based on 11,878,982 shares of Common Stock outstanding, plus, for each director and officer, shares issuable pursuant to currently exercisable options under the Company's stock option plans, and shares issuable pursuant to outstanding warrants.

4 Includes 288,981 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans, 76,300 shares of Common Stock issuable pursuant to warrants and 18,166 shares of Common Stock in the Company's Savings Plan.

5  Includes  55,661  shares  of  Common  Stock  issuable   pursuant  to
   currently exercisable options granted under the Company's 1992
   Non-Qualified Stock Option Plan and 1995 Non-Qualified Stock Option Plan.

6 Includes 296,765 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans and 1,183 shares of Common Stock in the Company's Savings Plan. Does not include 97,500 shares held in trust for a family member nor 35,000 held by family members residing in Mr. Soran's household, as to which Mr. Soran disclaims beneficial ownership.

7 Includes 163,970 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans and 3,552 shares of Common Stock in the Company's Savings Plan.

8  Includes  71,035  shares  of  Common  Stock  issuable   pursuant  to
   currently exercisable options granted under the Company's 1992
   Non-Qualified Stock Option Plan and 1995 Non-Qualified Stock Option Plan.

9  Includes  57,748  shares  of  Common  Stock  issuable   pursuant  to
   currently exercisable options granted under the Company's stock option plans and 1,183 shares of Common Stock in the Company's Savings Plan.

10 Includes 68,181 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans and 14,770 shares of Common Stock in the Company's Savings Plan.

11 Less than one percent.

12 Includes 48,410 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans, 437 shares of Common Stock in the Company's Savings Plan and 330 shares of Common Stock in the Company's Employee Stock Ownership Plan.

13 Consists of Common Stock issuable pursuant to currently exercisable options granted under the Company's 1992 Non-Qualified Stock Option Plan and 1995 Non-Qualified Stock Option Plan.

14 Includes 27,500 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's 1995
   Non-Qualified Stock Option Plan.

15 Includes  1,165,431  shares of Common  Stock  issuable  pursuant to currently exercisable options granted under the Company's stock option plans.
-------------------------------------------------------
Footnote to Aggregated Options Exercises Table:

1 The values are based on the closing price of the Common Stock on the Nasdaq National Market on September 24, 1999, which was $9.875 per share.

                                    EXHIBIT A



              THE UNIROYAL TECHNOLOGY CORPORATION. 2000 STOCK PLAN

1.       Purpose.

     The purpose of the 2000 Stock Plan (the "Plan") of Uniroyal Technology Corporation, a Delaware corporation (the "Company"), is to attract and retain officers, employees, directors and independent contractors of the Company, or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, and to furnish additional incentives to such persons by encouraging them to acquire a proprietary interest in the Company. The Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act and shall be interpreted in a manner consistent with the requirements thereof.

2.       Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Affiliate" means any entity (whether or not incorporated) if, at the time of granting of Restricted Stock, the entity controls, is controlled by or is under common control with the Company.

(b) "Board" means the Board of Directors of the Company.

(c) "Cause" means (A) a Participant's conviction of any crime or offense constituting a felony under applicable law or any other crime or offense constituting fraud, embezzlement, theft, larceny or misappropriation, (B) a Participant's breach or violation of the agreement between the Company and such Participant setting forth the terms and conditions of an award of Stock or Restricted Stock under the Plan, (C) a Participant's frequent and unjustifiable absenteeism, other than solely by reason of illness or physical or mental disability and (D) a Participant's willful misconduct or gross negligence in the performance of such Participant's services to the Company or a Subsidiary, as determined by the Board acting in its sole discretion and good faith.

(d) "Change in Control" means a change in control of the Company, which will be deemed to occur if:

         (i) any person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than an Exempt Person) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Companys then outstanding voting
               securities;   provided that no Change of Control shall be deemed
               to have occurred as a result of an acquisition by the Company of any of its then outstanding voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares of voting securities beneficially owned by any person to 50% or more of the combined voting power of the Company's then outstanding voting securities; provided further, that if a person shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of any additional voting securities of the Company, then a Change of Control shall be deemed to have occurred; and provided further, that, notwithstanding anything to the contrary contained in the Plan, if the Board determines in good faith that a person who would otherwise be a beneficial owner as defined pursuant to the foregoing provisions of this paragraph has become such inadvertently, in a manner that otherwise would cause a Change of Control, and such person divests as promptly as practicable a sufficient number of voting securities so that such person would no longer be a beneficial owner, then a Change of Control shall be deemed not to have occurred for any purposes of this Plan;

         (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this
               Section 2(d)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors still in office who either were directors at the beginning of the period or whose
               election  or  nomination   for  election  was   previously  so
               approved, cease for any reason to constitute at least a majority thereof;

         (iii) the   stockholders   of  the  Company   approve  a  merger  or
               consolidation of the Company with any other corporation. other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior
               thereto   continuing   to   represent   (either  by  remaining
               outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinbefore defined), other than an Exempt Person, acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

         (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means the Option Committee of the Board or such other committee as the Board shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons. The Committee shall consist solely of individuals who are non-employee directors within the meaning of Rule 16b-3.
     Each member of the Committee shall be an outside director within the meaning of Section 162(m) of the Code.

(g) "Company" means Uniroyal Technology Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(h) Disability means the inability of a Participant to perform his or her duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Companys policies.

(i) Employee means any officer or employee of the Company, any Subsidiary or any Affiliate (as determined by the Committee in its sole discretion).

(j)  Exchange  Act means the  Securities  Exchange Act of  1934,  as amended.

(k) Exempt Person means (1) the Company, (2) any trustee or any fiduciary holding securities under an employee benefit plan of the Company, (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock, or (4) any person or group of persons who, immediately prior to the adoption of this Plan, owned more than 50% of the combined voting power of the Company's then outstanding securities.
     (l) "Fair Market Value" means, with respect to a share of Stock on an applicable date:

         (i) If the Stock is traded on a national securities exchange, including the National Market System of the National Association of Securities Dealers Automated Quotation System,
                (A) the average of the high and low reported sales price regular way per share of Stock on the principal national securities exchange on which the Stock is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of the Stock on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than ten business days prior to the applicable date) on which there were reported sales or such quotations.

         (ii) If the Stock is not traded on a national securities exchange but quotations are available for Stock on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B), if no such quotation is made on such date, on the next preceding day (not more than ten business days prior to the applicable date) on which there were such quotations.

         (iii) If the Stock is neither traded on a national securities exchange nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the ten business days immediately prior to the applicable date, as determined in good faith by the Committee in a manner consistently applied.

(m) "Participant" means any officer, Employee, director or independent contractor of the Company, a Subsidiary or an Affiliate designated by the Committee to receive Stock or Restricted Stock under the Plan.

(n) "Plan" means this Uniroyal Technology Corporation 1999 Stock Plan, as amended from time to time.

(o) "Restricted Period" means the period during which shares of Restricted Stock are subjected to forfeiture and restrictions on transferability pursuant to Section 6 of the Plan.

(p) "Restricted Stock" means Stock granted to a Participant pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 6 of the Plan. (q) Retirement means termination of a Participants employment on or after the Participants normal retirement date.

(q) "Retirement" means termination of a Participant's employment on or after the Participant's normal retirement date.

(r) "Rule 16b-3" means Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(s)  "Securities  Act" means the Securities  Act of 1933, as amended.

(t)  "Stock" means the common stock, par value $.01 per share, of the Company.

(u) "Stock Award" means Stock granted to a Participant under Section 7 of the Plan and subject to the terms and conditions of this Plan.

(v) "Subsidiary" means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.

3.       Administration.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant awards of Stock and Restricted Stock; to determine the persons to whom and the time or times at which awards of Stock and Restricted Stock should be granted; to determine the number of shares of Stock and Restricted Stock to be granted and the terms, conditions and restrictions relating to any awards of Restricted Stock; to determine whether, to what extent and under what circumstances awards of Stock and Restricted Stock may be canceled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions of, and the criteria included in, awards of Stock and Restricted Stock in recognition of unusual or non-recurring events affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any awards of
Stock  and  Restricted  Stock;  to  prescribe,   amend  and  rescind  rules
and regulations relating to the Plan; to determine the terms and provisions of the Stock Agreements and Restricted Stock Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.
All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and any Subsidiary or Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award of Stock or Restricted Stock granted hereunder.

4.  Granting and Establishing  Terms of Awards.

     The Committee shall have authority, subject to the terms of the Plan, to determine the officers, employees, directors and independent contractors of the Company or any Subsidiary or Affiliate eligible for awards of Stock and Restricted Stock and those to whom Stock and Restricted Stock shall be granted, the number of shares of Stock to be covered by each award of Stock and Restricted Stock, the time or times at which Stock and Restricted Stock shall be granted, the terms and provisions of the instruments by which Stock and Restricted Stock shall be evidenced; and to determine the period of time during which restrictions on Restricted Stock shall remain in effect. The grant of Stock or Restricted Stock to any
Participant shall  neither   entitle  such   Participant   to,  nor
disqualify him from, participation in any other award of Stock or Restricted Stock.

5. Stock Subject to the Plan.

     The maximum number of shares of Stock reserved for the award of Stock and Restricted Stock under the Plan shall be 250,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in private transactions or otherwise. If any shares of Stock or Restricted Stock are forfeited, canceled, exchanged or surrendered, the shares of Stock and Restricted Stock shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available under the Plan. In no event shall any Participant acquire, pursuant to any awards of Stock or Restricted Stock under this Plan, more than 50% of the aggregate number of shares of Stock reserved for awards under the Plan.

     In the event that the Committee shall determine, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse
split, any  reorganization, merger,  consolidation,   spin_off,  combination,
repurchase, share exchange, license arrangement, strategic alliance or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Participants in the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to
(i) the number and kind of shares of Stock which may thereafter be issued in accordance with the Plan, or, (ii) the number and kind of shares of Stock issued or issuable in respect of the Plan.

6. Specific  Terms of Grants of Restricted  Stock.

     (a) Grant of Restricted Stock. Any award made hereunder of Restricted Stock shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Participant to pay the Company an amount equal to at least the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole
discretion.   The Committee  may require  that, as a condition to any award of
Restricted Stock under the Plan, the Participant shall have entered into an agreement with the Company setting forth the terms and conditions of such award and such other matters as the Committee, in its sole discretion, shall have determined. As determined by the Committee, the Company shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period.

     (b)  Restrictions on  Transferability.  Shares of Restricted Stock may
not be sold,  assigned, transferred,    pledged,   hypothecated   or
otherwise   encumbered  by  the  Participant during  the  Restricted  Period, except  as hereinafter provided.

     (c) Rights as a Shareholder. Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant
shall  have all the rights of a shareholder   with  respect  to   Restricted
Stock, including, without limitation, the right to vote and the right to receive dividends.

     (d) Lapse of Restricted Period. The Restricted Period shall commence upon the date of grant and shall lapse with respect to the shares of Restricted Stock on the earlier of (a) the date specified by the Committee at the time of the grant or (b) the date of a Change of Control, unless sooner terminated as otherwise provided herein.

     (e)  Legend.   Each   certificate   issued  to  a Participant   in
respect   of   shares  of Restricted  Stock  awarded  under  the  Plan shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER SAID ACT OR IN COMPLIANCE WITH AN EXEMPTION THEREFROM. ADDITIONALLY, THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE TERMS AND CONDITIONS OF THE UNIROYAL TECHNOLOGY CORPORATION 1999 RESTRICTED STOCK PLAN AND AN AGREEMENT BETWEEN UNIROYAL TECHNOLOGY CORPORATION AND THE HOLDER OF RECORD OF THIS CERTIFICATE PURSUANT TO SUCH PLAN, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH PLAN OR SUCH AGREEMENT SHALL BE VALID OR EFFECTIVE. COPIES OF SUCH PLAN AND SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF UNIROYAL TECHNOLOGY CORPORATION"

     (f) Death, Disability, Retirement or Termination of Employment. Unless the Committee shall otherwise determine at the date of grant, if a Participant ceases to be an officer of, in the employ of, a director of, or maintain an independent contractor relationship with, the Company or any Subsidiary or Affiliate by reason of death, the Restricted Period covering all shares of Restricted Stock issued to such Participant under the Plan shall immediately lapse. Except as set forth in the immediately preceding sentence, unless the Committee shall otherwise determine at the date of grant, if a Participant ceases to be an officer of, in the employ of, a director of, or maintain an independent contractor relationship with, the Company or any Subsidiary or Affiliate by reason of Disability or Retirement, or for any reason other than for Cause, all shares of Restricted Stock issued to such Participant shall remain subject to the restrictions on transferability pursuant to Section 6(b) until the lapse of the Restricted Period pursuant to Section 6(d).

     (g) Termination for Cause. Unless the Committee shall otherwise determine at the date of grant, if a Participant's service as an officer, employee, director or independent contractor with the Company or any Subsidiary is terminated for Cause at any time prior to the date when the Restricted Period lapses, all shares of Restricted Stock owned by such Participant shall revert back to the Company upon the such termination.

     (h)  Issuance of new Certificates. Upon the lapse of the Restricted Period
with respect to any shares  of  Restricted  Stock,  such  shares shall   no
longer   be   subject   to  the restrictions imposed under Section 6 and the
Company shall issue or have issued new share certificates without the legend described in Section 6 in exchange for those previously issued.

7.       Specific Terms of Awards of Stock.

         (a) In General. A Stock Award is a grant of Stock or a right to receive Stock (or its cash equivalent or a combination of both) in the future. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine and shall be based on annual Stock owernship targets set by the Committee.

         (b) Awards to Employees. Each Participant who is an Employee will be set an annual goal of spending 10% of the sum of the Employee's base salary plus potential under the Company's Management Incentive Plan for that calendar year to purchase Stock, subject to such other conditions as may be established by the Committee. If the Employee meets such goal, the Company will issue Stock under the Plan representing 25% of the number of shares purchased by such Employee under the Plan up to 150% of the annual goal.

         (c) Awards to Directors. Each non-officer director of the Company may participate in the plan by spending at least $25,000 to purchase Stock during a calendar year. The Company will issue Stock under the Plan to each Participant who is a non-officer director of the Company representing 25% of the number of shares purchased by such director under the Plan during the calendar year up to 150% of the $25,000.

       (d) Dividends and Dividend Equivalents. Stock Awards granted under the Plan include the right to receive dividend or dividend equivalent payments.

8.       General Provisions.

     (a) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Stock and Restricted Stock thereunder, and the other obligations of the Company under the Plan and any Stock Agreement or Restricted Stock Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock until completion of stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

     (b) No Right to Continued Employment, or Benefits. Nothing in the Plan or in any Stock granted or Stock Agreement or Restricted Stock Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue as an officer of, in the employ of, as a director of, or an independent contractor to, the Company, any Subsidiary or any Affiliate, as the case may be, or to be entitled to any remuneration or benefits not set forth in the Plan or such Stock Agreement or Restricted Stock Agreement or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such Participant's service with the Company, any Subsidiary or any Affiliate.

     (c) Taxes. The Company, or any Subsidiary is authorized to withhold from any payment relating to Stock or Restricted Stock under the Plan or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving Stock or Restricted Stock, and to take such other action as the Committee may deem advisable to enable the Company and a Participant to satisfy obligations for the payment of withholding taxes and other tax obligations relating to Stock and Restricted Stock. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (d) Amendment and Termination of the Plan. The Board or Committee may terminate the Plan, in whole or in part, may suspend the Plan, in whole or in part from time to time, and may amend the Plan from time to time, including the adoption of amendments deemed necessary or desirable to qualify the grants of Stock and Restricted Stock under the laws of various states (including tax laws), or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any grant of Stock or Restricted Stock thereunder, without the approval of the shareholders of the Company; provided, however, that no action shall be taken without the approval of the shareholders of the Company to increase the number of shares of Stock that may be awarded hereunder, increase the benefits accruing to Participants under the Plan, change the requirements as to eligibility to participate in the Plan, withdraw administration from the Committee. No amendment or termination or modification of the Plan shall in any manner affect grants of Stock or Restricted Stock without the consent of the Participants, unless the Committee has made a determination that an amendment or modification is in the best interest of all persons to whom grants have been made. The Plan shall terminate when all shares of Stock subject to awards of Stock or Restricted Stock under the Plan have been issued and are no longer subject to forfeiture under the terms hereof unless earlier terminated by the Board or the Committee.

     (e) No Rights to Stock. No Participant shall have any claim to be granted any Stock or Restricted Stock under the Plan, and there is no obligation for uniformity of treatment of Participants.

     (f)  Governing    Law.    The    Plan   and   all determinations   made
and   actions   taken pursuant  hereto  shall be  governed  by the laws of the
State of New York without giving effect to the conflict of laws principles thereof.

     (g)  Effective  Date.  The Plan shall take effect upon  its   adoption
by  the  Board   (the "Effective  Date"),  but the  Plan  (and any grants  of
Stock or Restricted Stock made prior to the stockholder approval mentioned herein) shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the Effective Date. In the absence of such approval, such grant of Stock or Restricted Stock shall be null and void.

     (h) Savings Provision. Any action taken by the Committee or the Board pursuant to the Plan, and any provision of the Plan, is null and void if it
does  not   comply   with  the requirements   of  Rule   16b-3   and  would
otherwise  result in liability under Section 16(b) of the Exchange Act.

 UNIROYAL TECHNOLOGY CORPORATION
                                  PROXY





           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints HOWARD R. CURD, ROBERT L. SORAN, and OLIVER J. JANNEY, and each of them with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Uniroyal Technology Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the University Club, 1 West 54th Street, New York, New York, on Friday, March 10, 2000, at 9:30 a.m. (E.S.T.), and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.
            (Continued, and to be signed on the other side)

UNIROYAL TECHNOLOGY CORPORATION
P.O. BOX 11155
NEW YORK, NY 10203-0155

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2) AND (3).
The undersigned hereby votes at the Annual Meeting of Stockholders of Uniroyal Technology Corporation on March 10, 2000, AS FOLLOWS:

1.       ELECTION OF DIRECTORS

___   FOR all nominees listed below  ____   WITHHOLD AUTHORITY to
                                            vote for all nominees listed below

Nominees: Howard R. Curd, Robert L. Soran, Peter C. B. Bynoe, Thomas E. Constance, Richard D. Kimbel, Curtis L.Mack, Roland H. Meyer,and John A. Porter.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
         -----------------------------------------------
2.PROPOSAL TO APPROVE DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS FOR THE 2000 FISCAL YEAR.

                  __  FOR        ___  AGAINST             ___  ABSTAIN

3. PROPOSAL TO ADOPT THE 2000 STOCK PLAN FOR DIRECTORS AND KEY EMPLOYEES.

                  __  FOR        ___  AGAINST             ___  ABSTAIN
4. In their discretion upon such other matters as may properly come before the meeting.

         I plan to attend the                        Change of Address or
         annual meeting    ___                       Comments Mark Here   ____

                           Please sign exactly as your name appears to the left and below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                    Dated:  ______________, 2000
                                    __________________________
                                   Signature
                                   Signature, if held jointly

Please return in the enclosed postage-paid envelope.
Votes must be indicated (x) in Black or Blue ink.